UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market
Series D Participating Cumulative Preferred Stock Purchase Rights	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Stratus Properties Inc. (the “Company” or “Stratus”) held its 2021 annual meeting of stockholders (the “Annual Meeting”) on June 4, 2021, in Austin, Texas. At the Annual Meeting, the Company’s stockholders (1) elected James C. Leslie and Neville L. Rhone, Jr. to serve as Class II directors of the Company, each for a three-year term and until his successor is duly elected and qualified; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) ratified, on an advisory basis, the appointment of BKM Sowan Horan, LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year; (4) did not ratify, on an advisory basis, the rights agreement (the “Rights Agreement”), as amended, dated as of September 22, 2020, by and between the Company and Computershare Inc., as rights agent; and (5) approved a stockholder proposal supported by the Company’s board of directors (the “Board”) requesting that the Board increase its size by one director and appoint Laurie L. Dotter to fill the newly-created vacancy. The Board intends to consider the stockholder vote on the Rights Agreement at its next regular Board meeting in August 2021.

Of the 8,234,828 shares of the Company’s common stock outstanding as of the record date, 6,993,277 shares were represented in person or by proxy at the Annual Meeting, and there were no broker non-votes with respect to any of the proposals.

The independent inspector of elections, First Coast Results, Inc., reported and certified the final vote of stockholders as follows:

Proposal No. 1: Election of two Class II director nominees.

Name	Votes For	Votes Withheld

James C. Leslie (Stratus nominee)	3,846,010	929,603
Neville L. Rhone, Jr. (Stratus nominee)	4,738,228	37,385
Ella Benson (dissident nominee)	2,214,621	3,043
Jamie Eugenio De la Garza Diaz (dissident nominee)	2,134,570	83,094

Proposal No. 2: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions

3,859,801	3,111,242	22,234

Proposal No. 3: Ratification, on an advisory basis, of the appointment of BKM Sowan Horan, LLP as the Company’s independent registered public accounting firm for 2021.

Votes For	Votes Against	Abstentions

6,963,858	7,425	21,994

Proposal No. 4: Ratification, on an advisory basis, of the Rights Agreement, as amended, dated as of September 22, 2020, by and between the Company and Computershare Inc., as rights agent.

Votes For	Votes Against	Abstentions

3,245,465	3,716,864	30,948

Proposal No. 5: Stockholder proposal supported by the Board requesting that the Board increase its size by one director and appoint Laurie L. Dotter to fill the newly-created vacancy.

Votes For	Votes Against	Abstentions

6,903,958	64,270	25,049

Item 8.01. Other Events.

On June 4, 2021, Stratus issued a press release, titled “Stratus Properties Inc. Reports Preliminary Results of 2021 Annual Meeting of Shareholders.” A copy of the Company’s press release is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1
Press Release dated June 4, 2021, titled “Stratus Properties Inc. Reports Preliminary Results of 2021 Annual Meeting of Shareholders” (incorporated herein by reference to Exhibit 99.1 to Stratus’ Current Report on Form 8-K filed on June 4, 2021).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)

Date: June 9, 2021